UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: September 11, 2007)

Innophos Holdings, Inc.

(EXACT NAMES OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-33124	20-1380758
(States or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 495-2495

(Registrants' Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

    On September 11, 2007, we received a letter from the United States Department of Justice, or DOJ, disclosing that it is conducting an investigation of "potential antitrust violations" in the STPP (sodium tripolyphospates) industry. The letter was delivered together with a grand jury subpoena issued by the United States District Court for the Northern District of California to produce documents relating to our STPP business focusing on the period from January 1, 2002 through December 31, 2005.  We have since learned that one or more other STPP producers also received the subpoena.

    We intend to cooperate fully and timely with the DOJ investigation.

    We acquired our STPP business from affiliates of Rhodia S.A. in August 2004 as part of an acquisition transaction that included other aspects of the North American specialty phosphates business.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

	By:	/s/ William N. Farran
Date: September 14, 2007	Name: Title:	William N. Farran Vice President and General Counsel